Marketable Securities and Short-term Investments (Schedule of Gross Unrealized Losses on Available-for-Sale Securities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Schedule of Available-for-sale Securities [Line Items]
Unrealized losses	$ (57)	$ (17)
Fair value	4,319	2,918
Corporate Debentures [Member]
Schedule of Available-for-sale Securities [Line Items]
Unrealized losses	(57)	(17)
Fair value	$ 4,319	$ 2,918